UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2009

Illumina, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9885 Towne Centre Drive, San Diego, California		92121-1975
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 202-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Attached hereto as exhibit 99.1 is a press release issued by Illumina, Inc. (the "Company") relating to a new patent infringement suit filed by the Company against Affymetrix. The contents of such exhibit are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by Illumina, Inc. (the "Company") relating to a new patent infringement suit filed by the Company against Affymetrix.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

May 5, 2009	By:	/s/ Christian O. Henry

Name: Christian O. Henry
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Illumina, Inc. (the “Company”) relating to a new patent infringement suit filed by the Company against Affymetrix.